UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Bond Fund

March 31, 2013

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 10, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2013.

Investment Objectives and Policies

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. Government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the

Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Global Aggregate Bond Index (U.S. dollar hedged).

All share classes of the Fund gained in absolute terms and outperformed the benchmark for both the six- and 12-month periods ended March 31, 2013, before sales charges. For both periods sector allocation, security selection, currency exposure and yield curve positioning all contributed positively;

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

in addition, an overweight to U.S. corporates (both investment-grade and high yield) added to returns, as did an underweight to agency mortgages and exposure to non-agency mortgages. For the 12-month period exposure to emerging market debt and bank loans also added to performance. Corporate security selection, specifically in the Fund’s bank holdings, was a notable positive contributor. The Fund’s underweight exposure to volatile peripheral Europe (Italy and Spain) detracted for both periods, as those troubled economies received support from the European Central Bank.

Country positioning detracted for the six-month period, due to an overweight to the U.S. and an underweight to Japan, while country positioning was positive for the 12-month period, boosted by an underweight in Japan and overweight in the UK. For both periods, the Fund’s currency exposure was a positive contributor helped by short positions in the UK pound and Japanese yen and a long position in the Mexican peso.

The Fund managed its currency exposure by utilizing derivatives in the form of currency forwards for hedging and investment purposes, which had an immaterial impact during both periods. The Fund also utilized currency options and equity derivatives for hedging purposes, which had a positive impact on performance for both periods. Overall yield curve positioning was a positive contributor for the six-month period, and a more modest contributor for the 12-month period; yield curve positioning was managed in part through the employment of both Treasury futures and interest rate swaps. The Fund utilized leverage through repurchase agreements at favorable rates, which benefited performance during both periods.

Market Review and Investment Strategy

Fixed-income markets were mixed for the six-month period ended March 31, 2013, with credit sectors outperforming government bonds as monetary-policy regimes remained accommodative and U.S. economic data generally improved. U.S. Treasury returns fell into negative territory, as Treasury yields rose and the yield curve steepened. Conversely, spreads in most non-government sectors modestly tightened. Investors were relatively unaffected by fresh political and systemic concerns in the euro area, with Cyprus in particular dominating headlines. The country avoided bankruptcy and a forced exit from the euro by agreeing to a €10 billion bailout of its banking sector. The crisis posed little direct threat to the euro area—Cyprus accounts for just 0.2% of the region’s gross domestic product.

Investors, already buoyed by the U.S. Federal Reserve’s extension of its quantitative easing program in the third quarter 2012, took heart from similar actions by the Bank of Japan (“BOJ”) and official rate cuts by a number of central banks, including the Reserve Bank of Australia. The approval of a new austerity package by Greece’s parliament appeared to reduce Greece’s risk of being forced out of the euro area, while the outcomes of the U.S. election and

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

the leadership selection process in China added to an improved sense of political certainty. After appointing a new governor and deputy governor of the BOJ, the Japanese government began to implement Prime Minister Shinzo Abe’s aggressive stimulatory policies. This led to a weakening of the yen, while expectations that the BOJ would include longer-dated Japanese government bonds (“JGBs”) in its asset purchase program caused JGBs to rally.

The Global Fixed Income Investment Team (the “Team”) expects continued modest global growth in 2013, led by emerging markets (mainly China) and the U.S., with the potential for a short-term, stimulus-driven rebound in the Japanese economy. In the Team’s view, the transition to a consumer-based recovery in the U.S. may help offset the continuing retrenchment in the public sector. Fiscal austerity continues to weigh on euro-area growth, as political and systemic risks remain important to the region’s outlook. The Team is maintaining the Fund’s corporate exposure, with a focus on security selection. The Team regards credit valuations as fair, and the lack of nongovernment bond supply remains supportive. The Fund remains underweight peripheral Europe because of heightened risk and underweight Japan because of its low yields. In currencies, the Fund is long the U.S. dollar and the Mexican peso, with short positions in the Japanese yen and the British pound.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global Aggregate Bond Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2013	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	2.26%	6.23%

Class B*	1.90%	5.47%

Class C	2.01%	5.59%

Advisor Class**	2.41%	6.55%

Class R**	2.09%	5.87%

Class K**	2.27%	6.28%

Class I**	2.44%	6.60%

Barclays Global Aggregate Bond Index (U.S. dollar hedged)	1.47%	5.05%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2013
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			1.33%
1 Year	6.23%	1.77%
5 Years	6.24%	5.32%
10 Years	7.64%	7.17%

Class B Shares			0.68%
1 Year	5.47%	2.47%
5 Years	5.49%	5.49%
10 Years(a)	7.16%	7.16%

Class C Shares			0.69%
1 Year	5.59%	4.59%
5 Years	5.50%	5.50%
10 Years	6.86%	6.86%

Advisor Class Shares‡			1.68%
1 Year	6.55%	6.55%
5 Years	6.55%	6.55%
Since Inception†	6.34%	6.34%

Class R Shares‡			1.09%
1 Year	5.87%	5.87%
5 Years	5.98%	5.98%
Since Inception†	5.77%	5.77%

Class K Shares‡			1.39%
1 Year	6.28%	6.28%
5 Years	6.31%	6.31%
Since Inception†	6.10%	6.10%

Class I Shares‡			1.71%
1 Year	6.60%	6.60%
5 Years	6.58%	6.58%
Since Inception†	6.38%	6.38%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.93%, 1.67%, 1.64%, 0.64%, 1.28%, 0.95% and 0.61% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

†	Inception date: 11/5/2007.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2013)
SEC Returns

Class A Shares
1 Year	1.77%
5 Years	5.32%
10 Years	7.17%

Class B Shares
1 Year	2.47%
5 Years	5.49%
10 Years(a)	7.16%

Class C Shares
1 Year	4.59%
5 Years	5.50%
10 Years	6.86%

Advisor Class Shares‡
1 Year	6.55%
5 Years	6.55%
Since Inception†	6.34%

Class R Shares‡
1 Year	5.87%
5 Years	5.98%
Since Inception†	5.77%

Class K Shares‡
1 Year	6.28%
5 Years	6.31%
Since Inception†	6.10%

Class I Shares‡
1 Year	6.60%
5 Years	6.58%
Since Inception†	6.38%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed below.

†	Inception date: 11/5/2007.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,022.60	$4.79	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%
Class B
Actual	$1,000	$1,019.00	$8.36	1.66%
Hypothetical**	$1,000	$1,016.65	$8.35	1.66%
Class C
Actual	$1,000	$1,020.10	$8.31	1.65%
Hypothetical**	$1,000	$1,016.70	$8.30	1.65%
Advisor Class
Actual	$1,000	$1,024.10	$3.28	0.65%
Hypothetical**	$1,000	$1,021.69	$3.28	0.65%
Class R
Actual	$1,000	$1,020.90	$6.55	1.30%
Hypothetical**	$1,000	$1,018.45	$6.54	1.30%

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,022.70	$4.79	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%
Class I
Actual	$1,000	$1,024.40	$3.03	0.60%
Hypothetical**	$1,000	$1,021.94	$3.02	0.60%

*	Expenses are equal to the classes’ annualized expense ratios of, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,555.8

*	All data are as of March 31, 2013. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.6% or less in the following security types: Bank Loans, Emerging Markets-Sovereigns, Options Purchased-Puts, Preferred Stocks and Supranationals.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2013 (unaudited)

*	All data are as of March 31, 2013. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: China, Colombia, Croatia, Denmark, Germany, India, Italy, Japan, Luxembourg, Mexico, New Zealand, Poland, Qatar, Russia, Slovenia, South Africa, South Korea, Spain, Supranational, Sweden, Switzerland and United Arab Emirates.

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2013 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 57.9%
Australia – 0.9%
Australia Government Bond Series 132 5.50%, 1/21/18	AUD	28,000	$32,356,025

Belgium – 1.3%
Belgium Government Bond Series 67 3.00%, 9/28/19	EUR	32,700	46,259,043

Finland – 3.7%
Finland Government Bond 3.375%, 4/15/20		89,845	132,798,046

Japan – 0.2%
Japan Government Forty Year Bond Series 5 2.00%, 3/20/52	JPY	495,000	5,697,130

Mexico – 0.5%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	178,735	16,355,733

Netherlands – 1.1%
Netherlands Government Bond 4.00%, 7/15/19(a)	EUR	26,530	40,217,246

New Zealand – 0.5%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	18,500	18,061,147

Norway – 0.6%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	100,000	19,411,891

Peru – 0.5%
Peruvian Government International Bond 7.84%, 8/12/20(a)	PEN	35,500	17,268,900

Turkey – 1.0%
Turkey Government Bond 9.00%, 1/27/16	TRY	58,800	34,659,924

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 11.8%
United Kingdom Gilt 1.00%, 9/07/17	GBP	45,000	$69,465,149
1.75%, 1/22/17-9/07/22		94,378	146,700,068
3.75%, 9/07/19		95,691	169,898,650
4.25%, 12/07/46		8,200	15,200,204
4.50%, 12/07/42		10,100	19,472,183

			420,736,254

United States – 35.8%
U.S. Treasury Bonds 3.75%, 8/15/41	U.S.$	65,000	73,510,970
U.S. Treasury Notes 0.875%, 1/31/17		32,500	32,926,562
1.375%, 9/30/18(b)		75,000	77,015,625
1.50%, 6/30/16		179,000	185,278,962
1.625%, 8/15/22-11/15/22		75,500	74,267,629
1.875%, 10/31/17		65,000	68,493,750
2.00%, 2/15/22-2/15/23		415,400	426,465,866
2.375%, 6/30/18		100,000	107,968,800
2.50%, 3/31/15		16,612	17,355,653
2.625%, 11/15/20(b)		122,093	133,167,201
3.125%, 4/30/17(c)		70,000	77,180,460

			1,273,631,478

Total Governments – Treasuries (cost $2,039,323,814)			2,057,452,817

CORPORATES – INVESTMENT GRADES – 23.8%
Financial Institutions – 10.9%
Banking – 7.7%
Akbank Tas 3.875%, 10/24/17(a)		8,485	8,644,094
Banco Bradesco SA/Cayman Islands 5.75%, 3/01/22(a)		6,500	7,019,372
Bank of America Corp. 3.30%, 1/11/23		4,600	4,535,871
3.875%, 3/22/17		10,000	10,757,610
5.875%, 2/07/42		2,896	3,440,538
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	3,145	4,600,163
7.625%, 11/21/22	U.S.$	5,491	5,415,499
BBVA Banco Continental SA 5.00%, 8/26/22(a)(b)		4,224	4,467,804
BNP Paribas SA 4.73%, 4/12/16	EUR	10,500	12,349,022
Citigroup, Inc. 4.50%, 1/14/22	U.S.$	14,515	16,137,966
5.875%, 1/30/42		5,217	6,235,056

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22	U.S.$	4,250	$4,483,142
3.95%, 11/09/22		3,962	3,989,100
Danske Bank A/S 5.684%, 2/15/17	GBP	3,580	5,194,847
DNB Bank ASA 4.75%, 3/08/22(a)	EUR	8,391	11,672,544
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	U.S.$	10,600	12,324,874
Series G 7.50%, 2/15/19		3,490	4,366,220
HSBC Holdings PLC 4.00%, 3/30/22		8,000	8,607,424
6.50%, 9/15/37		2,617	3,205,519
Series 2018 9.875%, 4/08/18	GBP	1,550	2,352,528
ING Bank NV 2.00%, 9/25/15(a)	U.S.$	6,300	6,414,920
3.75%, 3/07/17(a)		8,070	8,599,634
Intesa Sanpaolo SpA 3.875%, 1/16/18		6,005	5,966,247
JPMorgan Chase & Co. 4.50%, 1/24/22		14,344	15,719,891
JPMorgan Chase Bank NA 0.879%, 5/31/17(d)	EUR	950	1,193,402
Lloyds TSB Bank PLC 11.875%, 12/16/21(a)		5,155	8,131,145
Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	607	669,867
Macquarie Group Ltd. 4.875%, 8/10/17(a)		2,580	2,804,199
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	11,626,687
Morgan Stanley 5.625%, 9/23/19		6,900	7,934,172
10.09%, 5/03/17(a)	BRL	13,035	6,902,115
Murray Street Investment Trust I 4.647%, 3/09/17	U.S.$	765	836,527
National City Bank/Cleveland OH 5.80%, 6/07/17		4,925	5,771,736
Nordea Bank AB 4.875%, 5/13/21(a)		5,865	6,348,575
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		5,300	6,101,890
Santander Issuances SA Unipersonal Series 23 6.50%, 7/27/19	EUR	5,150	6,621,332

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Societe Generale SA 5.20%, 4/15/21(a)(b)	U.S.$	6,263	$6,998,715
5.75%, 4/20/16(a)		1,856	2,023,970
Standard Chartered PLC 4.00%, 7/12/22(a)		5,151	5,318,923
Svenska Handelsbanken AB 2.875%, 4/04/17		8,000	8,446,568
UBS AG/Stamford CT 7.625%, 8/17/22(b)		3,988	4,456,434
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		3,202	3,222,771
Vesey Street Investment Trust I 4.404%, 9/01/16		2,072	2,252,289

			274,161,202

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		8,440	8,419,297

Finance – 0.6%
General Electric Capital Corp. 2.30%, 4/27/17		12,650	13,090,853
Series G 5.625%, 5/01/18		2,900	3,432,063
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,241,238
SLM Corp. 7.25%, 1/25/22		2,590	2,894,325
8.00%, 3/25/20		410	475,600

			22,134,079

Insurance – 1.9%
Aflac, Inc. 8.50%, 5/15/19		3,400	4,595,103
Allstate Corp. (The) 6.125%, 5/15/37		8,637	9,219,997
American International Group, Inc. 6.82%, 11/15/37		1,378	1,782,162
Coventry Health Care, Inc. 5.95%, 3/15/17		2,175	2,521,702
6.125%, 1/15/15		835	902,745
6.30%, 8/15/14		2,830	3,025,972
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,489	2,010,536
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		2,900	3,344,993
6.30%, 3/15/18		2,296	2,800,840
Humana, Inc. 6.45%, 6/01/16		442	509,972

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	2,958	$4,009,279
Markel Corp. 7.125%, 9/30/19		1,420	1,750,457
MetLife, Inc. 4.75%, 2/08/21		2,840	3,249,358
Muenchener Rueckversicherungs AG 6.25%, 5/26/42(a)	EUR	4,300	6,483,172
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,645	6,723,763
Prudential Financial, Inc. 5.625%, 6/15/43		6,500	6,727,500
Torchmark Corp. 9.25%, 6/15/19		3,400	4,569,804
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,892,256

			66,119,611

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15		2,804	2,975,473

REITS – 0.4%
Duke Realty LP 6.75%, 3/15/20		2,135	2,607,027
EPR Properties 7.75%, 7/15/20		4,389	5,248,283
ERP Operating LP 5.25%, 9/15/14		2,115	2,252,117
HCP, Inc. 5.375%, 2/01/21		3,219	3,739,200

			13,846,627

			387,656,289

Industrial – 10.3%
Basic – 1.0%
Alcoa, Inc. 5.40%, 4/15/21		4,500	4,660,241
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20(b)		4,000	4,233,904
Dow Chemical Co. (The) 7.375%, 11/01/29		1,615	2,146,518
8.55%, 5/15/19		3,000	4,032,507
Gerdau Trade, Inc. 5.75%, 1/30/21(a)		168	179,340
International Paper Co. 7.95%, 6/15/18		6,050	7,786,302
LyondellBasell Industries NV 5.75%, 4/15/24		5,435	6,372,537

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vale Overseas Ltd. 4.375%, 1/11/22(b)	U.S.$	6,466	$6,634,413

			36,045,762

Capital Goods – 0.6%
Odebrecht Finance Ltd. 6.00%, 4/05/23(a)(b)		8,518	9,540,160
Owens Corning 6.50%, 12/01/16(d)		2,913	3,279,592
Republic Services, Inc. 5.25%, 11/15/21		6,898	8,063,424

			20,883,176

Communications - Media – 1.7%
BSKYB Finance UK PLC 5.75%, 10/20/17(a)	GBP	3,977	7,084,616
CBS Corp. 5.75%, 4/15/20	U.S.$	440	519,250
8.875%, 5/15/19		7,309	9,762,047
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,649	2,498,855
Comcast Corp. 4.25%, 1/15/33		10,000	10,066,180
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 1.75%, 1/15/18		2,925	2,891,111
3.80%, 3/15/22		4,900	5,008,638
4.75%, 10/01/14		1,560	1,650,252
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(e)		1,661	1,789,728
Omnicom Group, Inc. 3.625%, 5/01/22		2,719	2,779,413
SES 3.60%, 4/04/23(a)		1,886	1,876,909
Time Warner Cable, Inc. 5.875%, 11/15/40		2,000	2,132,404
6.55%, 5/01/37		2,160	2,492,357
8.25%, 2/14/14		6,030	6,414,467
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,642,081

			59,608,308

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20		5,775	6,410,816
AT&T, Inc. 4.45%, 5/15/21		4,259	4,792,610
5.60%, 5/15/18		2,937	3,487,262

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bell Canada 5.00%, 2/15/17(a)	CAD	5,900	$6,430,323
British Telecommunications PLC 9.625%, 12/15/30(f)	U.S.$	5,972	9,256,707
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		6,870	6,896,305
United States Cellular Corp. 6.70%, 12/15/33		1,900	2,002,847
Verizon Communications, Inc. 4.60%, 4/01/21		6,908	7,725,424

			47,002,294

Consumer Cyclical - Automotive – 0.9%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	8,397,228
Ford Motor Credit Co. LLC 5.00%, 5/15/18	U.S.$	8,078	8,897,190
5.875%, 8/02/21		2,415	2,762,593
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		4,627	4,999,265
6.80%, 6/15/18(a)		4,000	4,913,620

			29,969,896

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.625%, 4/15/31		5,000	6,765,200

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 4.25%, 3/01/22		3,300	3,456,166

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		4,148	4,374,958

Consumer Non-Cyclical – 1.0%
Actavis, Inc. 3.25%, 10/01/22		2,999	3,040,053
Ahold Finance USA LLC 6.875%, 5/01/29		5,820	7,498,831
Alicorp SA 3.875%, 3/20/23(a)		3,260	3,251,700
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,000	12,890,030
ConAgra Foods, Inc. 3.20%, 1/25/23		2,658	2,649,266

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kroger Co. (The) 3.40%, 4/15/22	U.S.$	771	$803,209
Laboratory Corp. of America Holdings 2.20%, 8/23/17		2,109	2,132,389
Reynolds American, Inc. 3.25%, 11/01/22		3,859	3,815,370

			36,080,848

Energy – 1.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,863	3,295,619
Apache Corp. 6.90%, 9/15/18		2,950	3,709,318
Nabors Industries, Inc. 9.25%, 1/15/19		2,981	3,834,109
Noble Energy, Inc. 8.25%, 3/01/19		6,250	8,151,125
Noble Holding International Ltd. 4.90%, 8/01/20		515	571,089
Phillips 66 4.30%, 4/01/22		12,784	14,033,802
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		4,758	5,279,243
Southwestern Energy Co. 4.10%, 3/15/22		2,200	2,325,081
Transocean, Inc. 2.50%, 10/15/17		3,763	3,810,621
6.375%, 12/15/21		5,500	6,403,518
Weatherford International Ltd./Bermuda 6.00%, 3/15/18		2,631	3,001,268

			54,414,793

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,035	1,177,537
Baidu, Inc. 2.25%, 11/28/17		1,755	1,776,334
Hewlett-Packard Co. 4.65%, 12/09/21(b)		3,519	3,648,854
Oracle Corp. 5.75%, 4/15/18		8,987	10,844,092
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		8,100	8,421,983

			25,868,800

Transportation - Airlines – 0.5%
Southwest Airlines Co. 5.25%, 10/01/14		3,015	3,186,258
5.75%, 12/15/16		4,799	5,387,569

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southwest Airlines Co. Pass Through Trust Series 07-1
6.15%, 8/01/22	U.S.$	6,592	$7,802,845

			16,376,672

Transportation - Railroads – 0.4%
Burlington Northern Santa Fe LLC 4.95%, 9/15/41		6,713	7,224,168
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,544,576
CSX Corp. 6.25%, 3/15/18		5,000	6,079,590

			14,848,334

Transportation - Services – 0.3%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		5,345	5,506,831
4.625%, 9/23/20(a)		1,501	1,593,017
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,944,653

			12,044,501

			367,739,708

Utility – 2.0%
Electric – 1.0%
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	2,033,583
CMS Energy Corp. 5.05%, 3/15/22		2,595	2,987,097
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,214	1,386,150
FirstEnergy Corp. Series B 4.25%, 3/15/23		8,500	8,596,730
Integrys Energy Group, Inc. 6.11%, 12/01/66		4,500	4,770,000
Nisource Finance Corp. 6.80%, 1/15/19		7,790	9,505,467
TECO Finance, Inc. 4.00%, 3/15/16		300	322,426
5.15%, 3/15/20		2,970	3,440,686
Union Electric Co. 6.70%, 2/01/19		2,019	2,531,531

			35,573,670

Natural Gas – 1.0%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,658,794

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DCP Midstream LLC 5.35%, 3/15/20(a)	U.S.$	1,515	$1,675,826
9.75%, 3/15/19(a)		1,910	2,515,422
GDF Suez 1.625%, 10/10/17(a)		2,950	2,965,252
Kinder Morgan Energy Partners LP 3.50%, 9/01/23		2,783	2,821,344
3.95%, 9/01/22		1,116	1,185,753
4.15%, 3/01/22		1,959	2,100,841
Sempra Energy 6.50%, 6/01/16		5,700	6,643,116
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	7,128,362
Williams Cos., Inc. (The) 3.70%, 1/15/23		7,887	7,829,496

			36,524,206

			72,097,876

Non Corporate Sectors – 0.6%
Agencies - Not Government Guaranteed – 0.6%
Abu Dhabi National Energy Co. 3.625%, 1/12/23(a)(b)		2,396	2,414,437
5.875%, 12/13/21(a)		1,265	1,479,389
Electricite de France SA 5.25%, 1/29/23(a)		7,099	7,045,758
Gazprom OAO Via Gaz Capital SA 9.25%, 4/23/19(a)		2,546	3,284,340
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		4,697	5,068,030

			19,291,954

Total Corporates – Investment Grades (cost $779,544,958)			846,785,827

MORTGAGE PASS-THROUGHS – 8.4%
Agency Fixed Rate 30-Year – 6.6%
Federal National Mortgage Association 3.00%, TBA		65,000	67,041,403
3.50%, TBA		56,000	59,132,500
4.00%, TBA		40,000	42,643,752
5.50%, 5/01/38		14,361	15,682,537
6.00%, 11/01/37-6/01/38		17,020	18,664,950
Series 2008
6.00%, 5/01/38		27,126	29,787,271

			232,952,413

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 1.8%
Federal National Mortgage Association 3.00%, TBA	U.S.$	62,000	$65,184,766

Total Mortgage Pass – Throughs (cost $297,538,852)			298,137,179

GOVERNMENTS – SOVEREIGN AGENCIES – 5.2%
Canada – 4.9%
Canada Housing Trust No 1 2.95%, 3/15/15(a)	CAD	76,000	77,488,802
3.15%, 6/15/14-6/15/15(a)		95,200	97,474,259

			174,963,061

Norway – 0.2%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	442	424,359
2.375%, 5/25/16		5,271	5,014,039

			5,438,398

Russia – 0.1%
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(a)		2,936	3,236,940

Total Governments – Sovereign Agencies (cost $177,539,421)			183,638,399

COMMERCIAL MORTGAGE – BACKED SECURITIES – 2.5%
Non-Agency Fixed Rate CMBS – 2.2%
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3 5.741%, 3/15/49		9,100	10,238,237
Series 2007-C6, Class A4 5.697%, 12/10/49		14,000	16,279,844
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	2,916,439
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	12,217,389

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Commercial Mortgage Corp. Series 2006-C1, Class AJ 5.293%, 3/10/44	U.S.$	1,218	$1,208,427
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		7,225	8,235,734
Series 2007-GG9, Class AM 5.475%, 3/10/39		11,017	12,151,526
GS Mortgage Securities Trust 3.557%, 4/10/31(a)		4,825	4,905,143
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		6,857	7,221,566
Morgan Stanley Capital I Trust Series 2007-T27, Class AJ 5.651%, 6/11/42		3,505	3,659,304

			79,033,609

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,223	11,291,290

Total Commercial Mortgage – Backed Securities (cost $83,530,533)			90,324,899

CORPORATES – NON-INVESTMENT GRADES – 2.4%
Industrial – 1.7%
Basic – 0.2%
Calcipar SA 6.875%, 5/01/18(a)		876	932,940
Commercial Metals Co. 6.50%, 7/15/17		4,000	4,380,000
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		1,038	1,056,165

			6,369,105

Capital Goods – 0.4%
B/E Aerospace, Inc. 5.25%, 4/01/22		6,700	6,909,375
Ball Corp. 5.00%, 3/15/22		4,800	4,992,000
Cemex Espana Luxembourg 9.875%, 4/30/ 19(a)(d)		1,554	1,788,965

			13,690,340

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Clear Channel Communications, Inc. 9.00%, 12/15/19(a)	U.S.$	92	$88,435
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(b)		896	920,640
Lynx I Corp. 6.00%, 4/15/21(a)	GBP	882	1,377,009

			2,386,084

Consumer Cyclical - Automotive – 0.1%
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)	EUR	2,300	3,130,752

Consumer Cyclical - Other – 0.1%
Choice Hotels International, Inc. 5.75%, 7/01/22	U.S.$	305	338,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(b)		4,900	5,138,875

			5,477,425

Consumer Non-Cyclical – 0.5%
Boparan Finance PLC 9.875%, 4/30/18(a)	GBP	3,300	5,615,887
Cosan Luxembourg SA 5.00%, 3/14/23(a)	U.S.$	2,190	2,246,852
9.50%, 3/14/18(a)	BRL	5,203	2,645,979
ESAL GmbH 6.25%, 2/05/23(a)(b)	U.S.$	7,000	6,998,961

			17,507,679

Energy – 0.3%
Cimarex Energy Co. 5.875%, 5/01/22		2,296	2,462,460
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		3,145	3,171,316
SandRidge Energy, Inc. 8.125%, 10/15/22		6,500	6,938,750

			12,572,526

			61,133,911

Financial Institutions – 0.6%
Banking – 0.4%
DNB Bank ASA 6.012%, 3/29/17(a)	GBP	266	415,693
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	4,145	4,420,555
UBS AG/Jersey 4.28%, 4/15/15	EUR	7,000	8,883,220

			13,719,468

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)	U.S.$	5,499	$6,206,369
iPayment, Inc. 10.25%, 5/15/18		2,630	2,432,750

			8,639,119

			22,358,587

Utility – 0.1%
Natural Gas – 0.1%
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20(a)		3,511	3,730,438

Total Corporates – Non-Investment Grades (cost $82,812,932)			87,222,936

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.3%
Non-Agency Fixed Rate – 1.7%
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		9,987	9,368,415
Series 2007-AR4, Class 1A1A 5.687%, 3/25/37		1,749	1,627,618
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		5,102	4,182,863
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		4,124	3,280,108
Series 2007-13, Class A2 6.00%, 6/25/47		5,584	4,900,083
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.082%, 9/25/47		1,782	1,474,561
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		4,176	3,718,771
First Horizon Alternative Mortgage Securities Series 2006-AA5, Class A1
2.348%, 9/25/36		2,146	1,684,397
Series 2006-AA7, Class A1 2.493%, 1/25/37		2,937	2,163,144

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35	U.S.$	2,151	$2,002,198
Residential Accredit Loans, Inc. Series 2005-QA7, Class A21 3.297%, 7/25/35		2,729	2,349,165
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		6,181	5,927,892
Series 2006-QS2, Class 1A8 6.00%, 2/25/36		7,485	6,248,354
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.913%, 12/28/37		9,194	8,182,854
Series 2007-AR8, Class A1 5.992%, 11/25/37		4,835	4,373,456

			61,483,879

Non-Agency Floating Rate – 0.6%
IndyMac INDX Mortgage Loan Trust 2007- FLX3 Series 2007-FLX3, Class A1 0.444%, 6/25/37(d)		3,115	2,671,759
Luminent Mortgage Trust Series 2006-6, Class A1 0.404%, 10/25/46(d)		8,804	7,431,015
Residential Accredit Loans, Inc. Series 2006-QO6, Class A2 0.434%, 6/25/46(d)		2,176	1,064,237
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.878%, 2/25/47(d)		8,456	6,502,102
Series 2007-OA4, Class A1A 0.935%, 4/25/47(d)		3,985	2,638,202

			20,307,315

Total Collateralized Mortgage Obligations (cost $79,217,956)			81,791,194

COVERED BONDS – 2.2%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21(a)	EUR	8,100	12,336,709
Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16		6,000	7,863,865
Bank of Scotland PLC 4.75%, 6/08/22		9,500	15,085,933

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BNP Paribas Home Loan SFH 2.20%, 11/02/15(a)	U.S.$	9,054	$9,354,593
Caisse Francaise de Financement Local 3.50%, 9/16/16	EUR	2,600	3,619,382
Cie de Financement Foncier 4.125%, 10/25/17		10,000	14,557,739
Credit Agricole Home Loan SFH 2.875%, 9/09/16		5,300	7,262,971
Danske Bank AS 4.125%, 11/26/19		2,350	3,527,947
Societe Generale SFH 3.25%, 6/06/16(a)		4,000	5,524,584

Total Covered Bonds (cost $73,156,163)			79,133,723

INFLATION-LINKED SECURITIES – 1.9%
United States – 1.9%
U.S. Treasury Inflation Index 2.50%, 7/15/16 (TIPS) (cost $64,439,653)	U.S.$	58,496	67,672,388

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.4%
United States – 1.4%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		6,865	6,158,248
California GO 7.95%, 3/01/36		10,685	13,368,965
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47		6,495	5,715,405
Illinois GO 7.35%, 7/01/35		4,440	5,324,315
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		3,400	4,154,630
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		6,320	6,166,487
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		6,460	6,006,444
Tobacco Settlement Fin Corp. NJ Series 2007 1A 5.00%, 6/01/41		2,585	2,329,214

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	U.S.$	2,810	$2,371,612

Total Local Governments – Municipal Bonds (cost $45,773,746)			51,595,320

GOVERNMENTS – SOVEREIGN BONDS – 1.1%
Indonesia – 0.6%
Republic of Indonesia
5.25%, 1/17/42(a)(b)		11,149	11,873,685
7.75%, 1/17/38(a)		5,568	7,756,224

			19,629,909

Poland – 0.1%
Poland Government International Bond 4.20%, 4/15/20	EUR	2,116	3,134,036

Qatar – 0.2%
Qatar Government International Bond 4.50%, 1/20/22(a)	U.S.$	7,036	7,891,367

Slovenia – 0.2%
Slovenia Government International Bond 5.50%, 10/26/22(a)		9,000	8,617,500

Total Governments – Sovereign Bonds (cost $35,116,499)			39,272,812

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Indonesia – 0.3%
Pertamina Persero PT 6.00%, 5/03/42(a)		8,000	8,169,773
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		4,074	4,420,290

			12,590,063

South Korea – 0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a)(b)		8,000	8,421,584

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 5.50%, 3/01/22(a)		7,800	9,048,000

Total Quasi-Sovereigns (cost $27,693,222)			30,059,647

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.8%
Industrial – 0.8%
Basic – 0.3%
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(a)	U.S.$	3,334	$3,341,515
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)		8,139	8,464,560

			11,806,075

Capital Goods – 0.1%
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		2,075	2,239,370
Grupo KUO SAB de CV 6.25%, 12/04/22(a)		953	1,028,442

			3,267,812

Communications - Telecommunications – 0.2%
Colombia Telecomunicaciones SA ESP 5.375%, 9/27/22(a)		1,643	1,644,009
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		5,000	5,933,750

			7,577,759

Consumer Non-Cyclical – 0.2%
Hypermarcas SA 6.50%, 4/20/21(a)		4,800	5,190,000

Total Emerging Markets – Corporate Bonds (cost $26,751,497)			27,841,646

EMERGING MARKETS – SOVEREIGNS – 0.7%
Croatia – 0.4%
Croatia Government International Bond 6.25%, 4/27/17(a)		8,000	8,570,000
6.375%, 3/24/21(a)(b)		5,340	5,743,170

			14,313,170

Turkey – 0.3%
Turkey Government International Bond 6.25%, 9/26/22		8,000	9,480,000

Total Emerging Markets – Sovereigns (cost $21,384,540)			23,793,170

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 0.6%
Industrial – 0.6%
Basic – 0.1%
FMG Resources (August 2006) Pty. LTD (FMG America Finance, Inc.) 5.25%, 10/18/17(d)	U.S.$	1,915	$1,937,095

Communications - Media – 0.0%
Clear Channel Communications, Inc. 3.85%, 1/29/16(d)		310	274,403
Univision Communications, Inc. 4.45%, 3/31/17(d)		816	819,155

			1,093,558

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations, Inc. 5.00%, 11/30/16(d)		2,954	3,005,815

Consumer Cyclical - Other – 0.0%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.20%-3.31%, 1/28/15(d)		365	3,653
Global Cash Access, Inc. 7.00%, 3/01/16(d)		420	422,790
Las Vegas Sands LLC 2.71%, 11/23/16(d)		743	743,348

			1,169,791

Consumer Cyclical - Retailers – 0.2%
Burlington Coat Factory Warehouse Corporation 5.50%, 2/23/17(d)		871	881,283
Harbor Freight Tools USA, Inc./Central Purchasing LLC 5.50%, 11/14/17(d)		995	1,006,194
Supervalu Inc. 3/21/19(g)		4,250	4,319,530

			6,207,007

Consumer Non-Cyclical – 0.1%
Air Medical Group Holdings, Inc. 6.50%, 6/30/18(d)		2,469	2,521,275
HCA, Inc. 3.45%, 5/01/18(d)		429	432,296

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

US Foods, Inc. (aka U.S. Food service, Inc.) 5.75%, 3/31/17(d)	U.S.$	628	$636,095

			3,589,666

Energy – 0.0%
Citgo Petroleum Corporation 9.00%, 6/24/17(d)		1,277	1,302,139

Other Industrial – 0.1%
Asurion, LLC (fka Asurion Corporation) 4.50%, 5/24/19(d)		2,120	2,140,630
Gavilon Group LLC, The 6.00%, 12/06/16(d)		371	370,092

			2,510,722

Technology – 0.0%
Avaya, Inc. 4.79%, 10/26/17(d)		159	150,101

Total Bank Loans (cost $20,431,761)			20,965,894

		Shares
PREFERRED STOCKS – 0.6%
Financial Institutions – 0.4%
Banking – 0.3%
PNC Financial Services Group, Inc. 6.125%		325,000	8,992,750

REITS – 0.1%
Sabra Health Care REIT, Inc. 7.125%		194,150	4,896,230

			13,888,980

Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Ventas Realty LP/Ventas Capital Corp. 5.45%, 3/15/43		227,075	5,733,644

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(h)		106,950	347,587

Total Preferred Stocks (cost $21,329,375)			19,970,211

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Company		Contracts		U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.3%
Options on Forward Contracts – 0.3%
JPY/USD Expiration: May 2013, Exercise Price: JPY 83.60(h) (cost $987,052)	U.S.$		101,340,000	$11,603,734

		Principal Amount (000)
SUPRANATIONALS – 0.2%
European Investment Bank Zero Coupon, 4/24/13(a)		IDR	27,712,890	2,842,167
7.25%, 2/22/15			24,700,000	2,605,435

Total Supranationals (cost $5,912,781)				5,447,602

		Shares
SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(i) (cost $80,477,966)			80,477,966	80,477,966

Total Investments – 115.4% (cost $3,962,962,721)				4,103,187,364	(j)
Other assets less liabilities – (15.4)%				(547,340,499)

Net Assets – 100.0%				$3,555,846,867

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Japanese 10 Yr Bond
Futures (TSE)	36	June 2013	$55,429,330	$55,781,165	$351,835

Sold Contracts
U.S. Long Bond
Futures (CBT)	2,172	June 2013	309,542,901	313,786,125	(4,243,216)

					$(3,891,381)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	41,023	GBP	27,126	4/11/13	$191,877
Barclays Bank PLC	USD	14,978	JPY	1,380,589	4/12/13	(311,341)
Barclays Bank PLC	AUD	31,161	USD	31,798	4/26/13	(588,049)
BNP Paribas SA	PEN	29,713	USD	11,484	4/10/13	14,548
BNP Paribas SA	EUR	290,162	USD	376,173	4/11/13	4,208,095
BNP Paribas SA	USD	118,756	JPY	11,351,527	4/12/13	1,838,958
Brown Brothers Harriman & Co.	GBP	3,515	USD	5,317	4/11/13	(23,811)
Brown Brothers Harriman & Co.	USD	38,761	EUR	30,191	4/11/13	(58,376)
Brown Brothers Harriman & Co.	USD	52	JPY	4,950	4/12/13	393
Brown Brothers Harriman & Co.	AUD	18	USD	19	4/26/13	140
Citibank	NOK	116,174	USD	20,357	4/18/13	479,567
Credit Suisse International	GBP	10,038	USD	15,071	4/11/13	(179,874)
Deutsche Bank	GBP	5,410	USD	8,170	4/11/13	(49,086)
Deutsche Bank	USD	16,490	KRW	17,972,78	4/12/13	(345,014)
Goldman Sachs	BRL	15,362	USD	7,628	4/02/13	26,236
Goldman Sachs	USD	7,660	BRL	15,362	4/02/13	(57,807)
Goldman Sachs	EUR	189,105	USD	247,240	4/11/13	4,822,473
Goldman Sachs	USD	34,413	SEK	219,944	4/18/13	(673,105)
Goldman Sachs	TRY	58,910	USD	32,541	4/19/13	40,931
Goldman Sachs	USD	17,315	SGD	21,618	4/26/13	115,465
Goldman Sachs	BRL	15,362	USD	7,633	5/03/13	57,706
HSBC Bank USA	GBP	392,930	USD	594,784	4/11/13	(2,223,409)
JPMorgan Chase Bank	EUR	28,372	USD	37,020	4/11/13	648,921
JPMorgan Chase Bank	MXN	459,904	USD	37,109	4/12/13	(91,296)
Royal Bank of Canada	USD	1,096	CAD	1,121	4/19/13	6,705
Royal Bank of Scotland	BRL	15,362	USD	7,740	4/02/13	137,890
Royal Bank of Scotland	USD	7,628	BRL	15,362	4/02/13	(26,236)
Royal Bank of Scotland	EUR	7,921	USD	10,199	4/11/13	44,978
Royal Bank of Scotland	USD	4,005	GBP	2,689	4/11/13	80,455
Royal Bank of Scotland	USD	53,613	MXN	693,517	4/12/13	2,482,879
Royal Bank of Scotland	SEK	108,174	USD	16,897	4/18/13	303,238
Royal Bank of Scotland	USD	17,857	NOK	102,158	4/18/13	(377,119)
Royal Bank of Scotland	CAD	259,030	USD	252,135	4/19/13	(2,760,965)
Royal Bank of Scotland	NZD	21,166	USD	17,478	4/26/13	(203,362)
Standard Chartered Bank	IDR	51,401,158	USD	5,186	4/05/13	(95,933)
Standard Chartered Bank	PEN	12,320	USD	4,770	4/10/13	14,085
UBS Securities LLC	USD	371	EUR	287	4/11/13	(3,546)
UBS Securities LLC	GBP	3,937	USD	5,960	4/11/13	(21,743)
UBS Securities LLC	JPY	12,959,742	USD	138,624	4/12/13	943,834

						$8,369,302

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts	Premiums Received	U.S. $ Value
Call – JPY vs. USD	JPY	83.60	May 2013	JPY 101,340,000	$2,242,148	$(11,603,734)

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
BNP Paribas	AUD	314,500	6/29/14	3.10%	3 Month BBSW	$(374,602)
Citibank, NA	PLN	216,500	1/18/18	3.63%	6 Month WIBOR	(824,066)
Credit Suisse
International		$213,170	3/26/15	3 Month LIBOR	0.43%	61,162
Credit Suisse
International		354,700	3/26/18	0.99%	3 Month LIBOR	(509,430)
Credit Suisse
International		141,520	3/26/23	3 Month LIBOR	2.05%	383,831

						$(1,263,105)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2013
Barclays Capital Inc.†	(1.75	)%*	—	$191,813
Barclays Capital Inc.†	(0.63	)%*	—	1,129,858
Barclays Capital Inc.†	(0.63	)%*	—	1,184,812
Barclays Capital Inc.†	(0.50	)%*	—	421,883
Credit Suisse Securities†	(1.50	)%*	—	354,649
Credit Suisse Securities†	(1.00	)%*	—	2,793,859
Credit Suisse Securities†	(0.50	)%*	—	3,268,774
Credit Suisse Securities†	(0.25	)%*	—	1,525,455
Credit Suisse Securities†	(0.25	)%*	—	457,984
Credit Suisse Securities†	(0.25	)%*	—	1,479,651
Credit Suisse Securities†	(0.15	)%*	—	2,322,535
Credit Suisse Securities†	(0.15	)%*	—	5,909,081
Credit Suisse Securities†	0.00%		—	11,935,000
Deutsche-Bank Securities Inc.†	(0.10	)%*	—	2,354,376
HSBC	0.18%		4/16/13	51,136,759
HSBC	0.18%		4/16/13	51,136,759
HSBC	0.18%		5/14/13	20,479,197
ING Bank Amsterdam	(1.50	)%*	4/02/13	1,466,869
ING Bank Amsterdam†	(0.50	)%*	—	711,988
JPMorgan Chase Bank†	(0.15	)%*	—	2,125,825
JPMorgan Chase Bank†	(0.10	)%*	—	593,038
JPMorgan Chase Bank†	0.00%		—	1,056,250
JPMorgan Chase Bank	0.17%		6/06/13	43,130,217
Nomura International PLC†	0.00%		—	812,000

				$207,978,632

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2013

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2013, the aggregate market value of these securities amounted to $625,836,914 or 17.6% of net assets.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Portfolio of Investments

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $157,018,075.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,837,998.

(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2013.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2013.

(f)	Variable rate coupon, rate shown as of March 31, 2013.

(g)	This position or a portion of this position represents an unsettled loan purchase. At March 31, 2013, the market value and unrealized gain of these unsettled loan purchases amounted to $4,319,530 and $111,415, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(h)	Non-income producing security.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.

(j)	On March 29, 2013, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2013 for financial reporting purposes.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Nuevo Sol

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

USD – United States Dollar

Glossary:

BBSW – Bank Bill Swap Reference Rate     (Australia)

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed     Securities

FHLMC – Federal Home Loan Mortgage     Corporation

GO – General Obligation

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

TSE – Tokyo Stock Exchange

WIBOR – Warsaw Interbank Offered Rate

See notes to financial statements.

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2013 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,882,484,755)	$4,022,709,398
Affiliated issuers (cost $80,477,966)	80,477,966
Cash	1,082,421
Cash held at broker	5,572,361	(a)
Foreign currencies, at value (cost $19,745)	19,718
Receivable for investment securities sold	418,933,709
Dividends and interest receivable	36,174,758
Unrealized appreciation of forward currency exchange contracts	16,462,605
Receivable for capital stock sold	13,467,261
Receivable for variation margin on futures contracts	1,732,325
Unrealized appreciation of interest rate swap contracts	444,993

Total assets	4,597,077,515

Liabilities
Payable for investment securities purchased	794,668,165
Payable for reverse repurchase agreements	207,978,632
Options written, at value (premiums received $2,242,148)	11,603,734
Payable for capital stock redeemed	9,879,149
Unrealized depreciation of forward currency exchange contracts	8,093,303
Due to broker	3,250,000
Unrealized depreciation of interest rate swap contracts	1,708,098
Advisory fee payable	1,456,175
Dividends payable	1,041,827
Distribution fee payable	933,835
Transfer Agent fee payable	106,443
Administrative fee payable	11,604
Accrued expenses and other liabilities	499,683

Total liabilities	1,041,230,648

Net Assets	$3,555,846,867

Composition of Net Assets
Capital stock, at par	$411,031
Additional paid-in capital	3,370,822,902
Distributions in excess of net investment income	(25,232,640)
Accumulated net realized gain on investment and foreign currency transactions	75,991,466
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	133,854,108

	$3,555,846,867

(a)	Amount represents margin requirements for open futures contracts outstanding at March 31, 2013.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,557,716,213	180,096,023	$8.65	*

B	$32,632,489	3,771,947	$8.65

C	$570,813,841	65,787,774	$8.68

Advisor	$1,052,680,231	121,803,635	$8.64

R	$45,447,382	5,257,593	$8.64

K	$13,052,003	1,510,019	$8.64

I	$283,504,708	32,804,230	$8.64

*	The maximum offering price per share for Class A shares was $9.03, which reflects a sales charge of 4.25%.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2013 (unaudited)

Investment Income
Interest	$53,918,580
Dividends
Unaffiliated issuers	248,837
Affiliated issuers	32,196
Other fee income	34,691	$54,234,304

Expenses
Advisory fee (see Note B)	8,413,167
Distribution fee—Class A	2,353,626
Distribution fee—Class B	176,881
Distribution fee—Class C	2,953,096
Distribution fee—Class R	106,556
Distribution fee—Class K	14,809
Transfer agency—Class A	896,372
Transfer agency—Class B	21,718
Transfer agency—Class C	341,273
Transfer agency—Advisor Class	560,851
Transfer agency—Class R	55,409
Transfer agency—Class K	9,496
Transfer agency—Class I	81,218
Custodian	132,906
Registration fees	124,972
Printing	116,232
Audit	35,954
Directors’ fees	28,566
Administrative	22,951
Legal	21,051
Miscellaneous	55,924

Total expenses before interest expense	16,523,028
Interest expense	308,957

Total expenses		16,831,985

Net investment income		37,402,319

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		12,077,465
Swap contracts		(206,578)
Futures contracts		12,324,312
Options written		(1,748,518)
Unfunded loan commitments		676,500
Foreign currency transactions		53,848,617
Net change in unrealized appreciation/depreciation of:
Investments		(29,091,604)
Swap contracts		(831,333)
Futures contracts		(3,608,061)
Options written		(9,361,586)
Unfunded loan commitments		(379,250)
Foreign currency denominated assets and liabilities		6,844,359

Net gain on investment and foreign currency transactions		40,544,323

Net Increase in Net Assets from Operations		$77,946,642

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$37,402,319	$80,404,041
Net realized gain on investment and foreign currency transactions	76,971,798	85,571,186
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(36,427,475)	57,173,960
Contributions from Adviser (see Note B)	– 0	–	248

Net increase in net assets from operations	77,946,642	223,149,435
Dividends and Distributions to Shareholders from
Net investment income
Class A	(17,837,267)	(60,916,058)
Class B	(277,643)	(1,509,134)
Class C	(4,623,816)	(19,333,094)
Advisor Class	(12,479,568)	(32,009,021)
Class R	(410,763)	(1,013,849)
Class K	(134,720)	(190,925)
Class I	(3,140,579)	(7,193,201)
Net realized gain on investment and foreign currency transactions
Class A	(15,591,322)	– 0	–
Class B	(357,716)	– 0	–
Class C	(5,901,970)	– 0	–
Advisor Class	(9,610,939)	– 0	–
Class R	(417,638)	– 0	–
Class K	(117,245)	– 0	–
Class I	(2,429,213)	– 0	–
Capital Stock Transactions
Net increase	176,059,038	145,049,454

Total increase	180,675,281	246,033,607
Net Assets
Beginning of period	3,375,171,586	3,129,137,979

End of period (including distributions in excess of net investment income of $(25,232,640) and $(23,730,603), respectively)	$3,555,846,867	$3,375,171,586

See notes to financial statements.

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2013 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset (including those valued based on their market values as a described in Note 1 above) or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2013:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,057,452,817		$	– 0	–	$2,057,452,817
Corporates – Investment Grades		1,876,909		844,908,918			– 0	–	846,785,827
Mortgage Pass-Throughs		– 0	–	298,137,179			– 0	–	298,137,179
Governments – Sovereign Agencies		– 0	–	183,638,399			– 0	–	183,638,399
Commercial Mortgage-Backed Securities		– 0	–	66,084,076			24,240,823		90,324,899
Corporates – Non-Investment Grades		– 0	–	87,222,936			– 0	–	87,222,936
Collateralized Mortgage Obligations		– 0	–	– 0	–		81,791,194		81,791,194
Covered Bonds		– 0	–	79,133,723			– 0	–	79,133,723
Inflation-Linked Securities		– 0	–	67,672,388			– 0	–	67,672,388
Local Governments –Municipal Bonds		– 0	–	51,595,320			– 0	–	51,595,320
Governments – Sovereign Bonds		– 0	–	39,272,812			– 0	–	39,272,812
Quasi-Sovereigns		– 0	–	30,059,647			– 0	–	30,059,647
Emerging Markets–Corporate Bonds		– 0	–	27,841,646			– 0	–	27,841,646
Emerging Markets–Sovereigns		– 0	–	23,793,170			– 0	–	23,793,170
Bank Loans		– 0	–	– 0	–		20,965,894		20,965,894
Preferred Stocks		19,622,624		347,587			– 0	–	19,970,211
Options Purchased—Calls		– 0	–	11,603,734			– 0	–	11,603,734
Supranationals		– 0	–	5,447,602			– 0	–	5,447,602
Short-Term Investments		80,477,966		– 0	–		– 0	–	80,477,966

Total Investments in Securities		101,977,499		3,874,211,954			126,997,911		4,103,187,364
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0	–	444,993			– 0	–	444,993
Futures Contracts		351,835		– 0	–		– 0	–	351,835	†
Forward Currency Exchange Contracts		– 0	–	16,462,605			– 0	–	16,462,605
Liabilities
Interest Rate Swap Contracts		– 0	–	(884,032)			(824,066)		(1,708,098)
Futures Contracts		(4,243,224)		– 0	–		– 0	–	(4,243,224	) †
Forward Currency Exchange Contracts		– 0	–	(8,093,303)			– 0	–	(8,093,303)
Written Options		– 0	–	(11,603,734)			– 0	–	(11,603,734)

Total^		$98,086,110		$3,870,538,483			$126,173,845		$4,094,798,438

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations			Bank Loans		Supranationals
Balance as of 9/30/12	$10,334,820			$8,009,155		$25,352,625			$2,817,043
Accrued discounts/ (premiums)	19,347			240,188		144,785			– 0	–
Realized gain (loss)	– 0	–		104,612		(153,268)			– 0	–
Change in unrealized appreciation/depreciation	1,232,178			1,939,876		511,574			– 0	–
Purchases	2,004,410			72,779,620		15,496,452			– 0	–
Sales	– 0	–		(2,889,864)		(20,386,274)			– 0	–
Transfers into Level 3	10,650,068			1,607,607		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–		(2,817,043)

Balance as of 3/31/13	$24,240,823			$81,791,194		$20,965,894		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13	$1,232,178			$1,980,161		$409,026		$	– 0	–

	Interest Rate Swaps		Unfunded Loan Commitment			Total
Balance as of 9/30/12	$ – 0	–		$(297,250)		$46,216,393
Accrued discounts/ (premiums)	– 0	–		– 0	–	404,320
Realized gain (loss)	– 0	–		676,500		627,844
Change in unrealized appreciation/depreciation	(824,066)			(379,250)		2,480,312
Purchases	– 0	–		– 0	–	90,280,482
Sales	– 0	–		– 0	–	(23,276,138)
Transfers into Level 3	– 0	–		– 0	–	12,257,675
Transfers out of Level 3	– 0	–		– 0	–	(2,817,043)

Balance as of 3/31/13+	$(824,066)		$	– 0	–	$126,173,845

Net change in unrealized appreciation/depreciation from investments held as of 3/31/13	$(824,066)		$	– 0	–	$2,797,299	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 31, 2012.

For the year ended September 30, 2012, the Adviser reimbursed the fund $248 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2013, such fee amounted to $22,951.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $522,136 for the six months ended March 31, 2013.

For the six months ended March 31, 2013, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $42,275 from the sale of Class A shares and received $5,704, $1,853 and $20,183 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2013.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2013 is as follows:

Market Value September 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2013 (000)	Dividend Income (000)
$ 86,151	$687,865	$693,538	$80,478	$32

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the period October 1, 2009 through July 1, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,417,394, $12,842,289, $223,747 and $50,173 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2013, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$811,260,160	$1,016,902,407
U.S. government securities	1,655,301,560	1,150,786,038

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, swap contracts, written options, and futures contracts) are as follows:

Gross unrealized appreciation	$166,640,451
Gross unrealized depreciation	(26,415,808)

Net unrealized appreciation	$140,224,643

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

During the six months ended March 31, 2013, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2013, the Fund held futures contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2013, the Fund held purchased options for hedging purposes.

During the six months ended March 31, 2013, the Fund held written options for hedging purposes.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

For the six months ended March 31, 2013, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/12	– 0	–	$	– 0	–
Options written	5,733,209,000			4,384,337
Options expired	(63,000,000)			(279,296)
Options bought back	(5,568,869,000)			(1,862,893)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/13	101,340,000			$2,242,148

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2013, the Fund held interest rate swap contracts for hedging and non-hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2013, the Fund had OTC derivatives in liability positions with net asset contingent features in the amount of $15,835,808. The fair value of assets pledged as collateral by the Fund for such derivatives was $1,039,731 at March 31, 2013. If a trigger event had occurred at March 31, 2013, for those derivatives in a net liability position, an additional amount of $15,192,510 would be required to be posted by the Fund since the aggregate fair value of the required collateral posted was less than the settlement amounts of open derivative contracts.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Notes to Financial Statements

At March 31, 2013 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$444,993		Unrealized depreciation of interest rate swap contracts	$1,708,098

Interest rate contracts	Receivable for variation margin on futures contracts	351,835	*	Payable for variation margin on futures contracts	4,243,216	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	16,462,605		Unrealized depreciation of forward currency exchange contracts	8,093,303

Foreign exchange contracts	Investments in securities, at value	11,603,734		Options written, at value	11,603,734

Total		$28,863,167			$25,648,351

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(206,578)	$(831,333)

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$12,324,312	$(3,608,061)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(669,218)	340,728

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	64,801,120	7,186,948
Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(679,325)	10,549,637

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,748,518)	(9,361,586)

Total		$73,821,793	$4,276,333

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the six month period ended March 31, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$194,453,596
Average principal amount of sale contracts	$1,837,520,111

Futures Contracts:
Average notional amount of buy contracts	$155,360,729
Average notional amount of sale contracts	$319,842,771

Interest Rate Swap Contracts:
Average monthly notional amount.	$743,564,570

Purchased Option Contracts:
Average monthly cost of sale contracts	$1,623,726

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2013, the average amount of reverse repurchase agreements outstanding was $275,939,568 and the daily weighted average interest rate was 0.18%.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2013, the Fund had no unfunded loan commitments outstanding or bridge loans outstanding.

For the six months ended March 31, 2013 the Fund received commitment fees or additional funding fees during the period in the amount of $34,691.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Notes to Financial Statements

NOTE E Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Class A
Shares sold	18,789,184	40,915,477	$161,972,664	$345,904,123

Shares issued in reinvestment of dividends and distributions	2,897,491	5,080,136	24,962,408	42,733,688

Shares converted from Class B	317,633	1,295,657	2,740,782	10,949,412

Shares redeemed	(24,958,146)	(58,158,836)	(215,080,578)	(490,010,855)

Net decrease	(2,953,838)	(10,867,566)	$(25,404,724)	$(90,423,632)

Class B
Shares sold	77,779	268,083	$670,346	$2,261,557

Shares issued in reinvestment of dividends and distributions	59,053	134,211	509,168	1,111,366

Shares converted to Class A	(317,573)	(1,295,386)	(2,740,782)	(10,949,412)

Shares redeemed	(481,599)	(1,211,215)	(4,152,623)	(10,179,644)

Net decrease	(662,340)	(2,104,307)	$(5,713,891)	$(17,756,133)

Class C
Shares sold	3,619,254	8,651,582	$31,306,801	$73,344,881

Shares issued in reinvestment of dividends and distributions	982,225	1,725,497	8,490,717	14,537,286

Shares redeemed	(8,960,477)	(13,540,234)	(77,464,116)	(114,792,143)

Net decrease	(4,358,998)	(3,163,155)	$(37,666,598)	$(26,909,976)

Advisor Class
Shares sold	34,165,775	55,151,923	$294,367,942	$464,352,143

Shares issued in reinvestment of dividends and distributions	1,982,901	2,658,921	17,077,481	22,385,411

Shares redeemed	(18,779,900)	(31,197,580)	(161,556,655)	(263,601,096)

Net increase	17,368,776	26,613,264	$149,888,768	$223,136,458

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012	Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30, 2012

Class R
Shares sold	1,471,523	2,301,959	$12,678,275	$19,474,331

Shares issued in reinvestment of dividends and distributions	98,225	118,096	845,911	993,062

Shares redeemed	(766,372)	(737,664)	(6,593,527)	(6,247,432)

Net increase	803,376	1,682,391	$6,930,659	$14,219,961

Class K
Shares sold	453,631	1,062,742	$3,917,711	$8,943,334

Shares issued in reinvestment of dividends and distributions	29,721	21,848	255,948	184,716

Shares redeemed	(125,931)	(94,898)	(1,087,041)	(802,894)

Net increase	357,421	989,692	$3,086,618	$8,325,156

Class I
Shares sold	10,501,881	3,597,117	$90,668,434	$30,362,827

Shares issued in reinvestment of dividends and distributions	662,149	851,977	5,701,403	7,160,935

Shares redeemed	(1,330,674)	(361,600)	(11,431,631)	(3,066,142)

Net increase	9,833,356	4,087,494	$84,938,206	$34,457,620

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Notes to Financial Statements

many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2013 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$122,165,282	$110,311,381

Total distributions paid	$122,165,282	$110,311,381

As of September, 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$321,813
Undistributed net capital gain	34,264,536
Accumulated capital and other losses	(21,621,591	)(a)
Unrealized appreciation/(depreciation)	169,217,692	(b)

Total accumulated earnings/(deficit)	$182,182,450	(c)

(a)

During the fiscal year, the Fund utilized $21,879,484 of capital loss carryforwards to offset current year net realized gains. As of September 30, 2012, the cumulative deferred loss on straddles was $21,621,591.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These postenactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of September 30, 2012, the Fund did not have any capital loss carryforwards.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.64	$ 8.38	$ 8.50	$ 7.87	$ 7.39	$ 8.07

Income From Investment Operations
Net investment income(a)	.09	.22	(b)	.32	(b)	.32	.40	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.37	(.12)	.63	.60	(.70)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.20	.59	.20	.95	1.00	(.28)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.33)	(.32)	(.32)	(.40)	(.40)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.19)	(.33)	(.32)	(.32)	(.52)	(.40)

Net asset value, end of period	$ 8.65	$ 8.64	$ 8.38	$ 8.50	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(d)	2.26%	7.19%	2.37%	12.38%	14.65%	(3.75)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,557,716	$1,581,096	$1,624,399	$1,744,323	$1,367,036	$1,425,649
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%(e)	.92%	.91%	.98	%(f)	.93%	1.04	%*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.93	%(e)	.90%	.90%	.90	%(f)	.90%	.90%
Expenses, before waivers/reimbursements	.95	%(e)	.93%	.95%	1.02	%(f)	1.00%	1.15%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.93	%(e)	.91%	.94%	.95	%(f)	.97%	1.01%
Net investment income	2.19	%(e)	2.55	%(b)	3.80	%(b)	3.98	%(f)	5.65%	5.19%
Portfolio turnover rate	57%	94%	65%	69%	91%	140%

See footnote summary on page 72.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.64	$ 8.38	$ 8.51	$ 7.88	$ 7.39	$ 8.07

Income From Investment Operations
Net investment income(a)	.06	.15	(b)	.26	(b)	.27	.35	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.37	(.13)	.63	.61	(.70)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.17	.52	.13	.90	.96	(.34)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.26)	(.26)	(.27)	(.35)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.16)	(.26)	(.26)	(.27)	(.47)	(.34)

Net asset value, end of period	$ 8.65	$ 8.64	$ 8.38	$ 8.51	$ 7.88	$ 7.39

Total Return
Total investment return based on net asset value(d)	1.90%	6.39%	1.55%	11.60%	14.01%	(4.44)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,632	$38,310	$54,784	$80,989	$98,925	$137,926
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.66	%(e)	1.64%	1.61%	1.68	%(f)	1.63%	1.75	%*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.64	%(e)	1.62%	1.60%	1.60	%(f)	1.60%	1.60%
Expenses, before waivers/reimbursements	1.66	%(e)	1.67%	1.68%	1.76	%(f)	1.73%	1.88%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.64	%(e)	1.65%	1.67%	1.68	%(f)	1.71%	1.73%
Net investment income	1.48	%(e)	1.82	%(b)	3.11	%(b)	3.34	%(f)	4.95%	4.52%
Portfolio turnover rate	57%	94%	65%	69%	91%	140%

See footnote summary on page 72.

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 8.66	$ 8.40	$ 8.53	$ 7.90	$ 7.41	$ 8.09

Income From Investment Operations
Net investment income(a)	.06	.16	(b)	.26	(b)	.27	.35	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	.37	(.13)	.63	.61	(.70)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.18	.53	.13	.90	.96	(.34)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.27)	(.26)	(.27)	(.35)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.16)	(.27)	(.26)	(.27)	(.47)	(.34)

Net asset value, end of period	$ 8.68	$ 8.66	$ 8.40	$ 8.53	$ 7.90	$ 7.41

Total Return
Total investment return based on net asset value(d)	2.01%	6.42%	1.53%	11.55%	13.95%	(4.42)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$570,814	$607,783	$616,000	$684,415	$526,963	$492,541
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.65	%(e)	1.63%	1.61%	1.67	%(f)	1.63%	1.75	%*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.63	%(e)	1.61%	1.60%	1.60	%(f)	1.60%	1.60%
Expenses, before waivers/reimbursements .	1.65	%(e)	1.64%	1.65%	1.73	%(f)	1.70%	1.86%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.63	%(e)	1.62%	1.64%	1.65	%(f)	1.67%	1.71%
Net investment income	1.48	%(e)	1.83	%(b)	3.09	%(b)	3.26	%(f)	4.92%	4.46%
Portfolio turnover rate	57%	94%	65%	69%	91%	140%

See footnote summary on page 72.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,	November 5, 2007(g) to September 30, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.11	.24	(b)	.34	(b)	.34	.41	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.37	(.13)	.64	.62	(.78)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.22	.61	.21	.98	1.03	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.35)	(.34)	(.35)	(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.21)	(.35)	(.34)	(.35)	(.54)	(.39)

Net asset value, end of period	$ 8.64	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(d)	2.41%	7.51%	2.55%	12.71%	15.10%	(4.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,052,680	$901,342	$651,336	$457,794	$191,855	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%(e)	.63%	.61%	.66	%(f)	.64%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.63	%(e)	.60%	.60%	.60	%(f)	.60%	.60	%(e)
Expenses, before waivers/reimbursements	.65	%(e)	.64%	.65%	.72	%(f)	.69%	.88	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.63	%(e)	.61%	.64%	.65	%(f)	.65%	.74	%(e)
Net investment income	2.48	%(e)	2.86	%(b)	4.08	%(b)	4.21	%(f)	5.88%	5.37	%(e)
Portfolio turnover rate	57%	94%	65%	69%	91%	140%

See footnote summary on page 72.

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,	November 5, 2007(g) to September 30, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.08	.19	(b)	.30	(b)	.30	.37	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.37	(.13)	.64	.61	(.75)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.19	.56	.17	.94	.98	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.30)	(.30)	(.31)	(.38)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.18)	(.30)	(.30)	(.31)	(.50)	(.35)

Net asset value, end of period	$ 8.64	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(d)	2.09%	6.82%	2.05%	12.15%	14.38%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,447	$38,450	$23,205	$11,857	$2,302	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements .	1.30	%(e)	1.23%	1.11%	1.15	%(f)	1.15%	1.24	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.28	%(e)	1.20%	1.10%	1.10	%(f)	1.10%	1.10	%(e)
Expenses, before waivers/reimbursements .	1.30	%(e)	1.28%	1.29%	1.35	%(f)	1.31%	1.48	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.28	%(e)	1.25%	1.28%	1.29	%(f)	1.27%	1.34	%(e)
Net investment income	1.84	%(e)	2.26	%(b)	3.60	%(b)	3.66	%(f)	5.35%	4.92	%(e)
Portfolio turnover rate	57%	94%	65%	69%	91%	140%

See footnote summary on page 72.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,	November 5, 2007(g) to September 30, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.09	.23	(h)	.33	(b)	.32	.40	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.37	(.14)	.64	.61	(.75)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.20	.60	.19	.96	1.01	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.34)	(.32)	(.33)	(.40)	(.37)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.19)	(.34)	(.32)	(.33)	(.52)	(.37)

Net asset value, end of period	$ 8.64	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(d)	2.27%	7.30%	2.32%	12.46%	14.88%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,052	$9,949	$1,364	$1,261	$392	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%(e)	.84%	.85%	.90	%(f)	.89%	.99	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.93	%(e)	.81%	.84%	.85	%(f)	.85%	.85	%(e)
Expenses, before waivers/reimbursements	.95	%(e)	.95%	1.00%	1.06	%(f)	.98%	1.09	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.93	%(e)	.92%	.99%	1.01	%(f)	.93%	.95	%(e)
Net investment income	2.19	%(e)	2.70%	3.86	%(b)	3.88	%(f)	5.63%	5.06	%(e)
Portfolio turnover rate	57%	94%	65%	69%	91%	140%

See	footnote summary on page 72.

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended March 31, 2013 (unaudited)	Year Ended September 30,	November 5, 2007(g) to September 30, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.11	.24	(b)	.34	.34	.36	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.38	(.12)	.64	.66	(.83)
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.22	.62	.22	.98	1.02	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.36)	(.35)	(.35)	(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	(.09)	– 0	–	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.21)	(.36)	(.35)	(.35)	(.54)	(.39)

Net asset value, end of period	$ 8.64	$ 8.63	$ 8.37	$ 8.50	$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(d)	2.44%	7.56%	2.59%	12.77%	15.00%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$283,505	$198,242	$158,050	$9,931	$2,897	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(e)	.60%	.59%	.63	%(f)	.60%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.59	%(e)	.58%	.58%	.57	%(f)	.54%	.60	%(e)
Expenses, before waivers/reimbursements	.60	%(e)	.61%	.59%	.63	%(f)	.60%	.77	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.59	%(e)	.59%	.58%	.57	%(f)	.54%	.63	%(e)
Net investment income	2.53	%(e)	2.88	%(b)	4.03%	4.17	%(f)	5.88%	5.45	%(e)
Portfolio turnover rate	57%	94%	65%	69%	91%	140%

See footnote summary on page 72.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount represents less than $0.005

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distribution.

(h)	Net of expenses waived by the Distributor.

*	Revised to include interest expense.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, will result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2010 and 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”) for various periods ended July 31, 2012, and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global Aggregate Bond Index (USD hedged) and the Barclays Capital Global Treasury Bond Index (USD hedged) (the “Treasury Index”), in each case for the 1-, 3-, 5- and 10-year periods ended September 30, 2012 and (in the case of comparisons with the Treasury Index) the period since inception (March 1992 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods, and in the 1st quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund lagged the indices in the 1-year period but outperformed the indices in all other periods. The Adviser explained that the Fund hedges its foreign exchange exposures, whereas most of the competitor funds do not, and that this had contributed to the Fund’s good relative performance in recent times. The Adviser also noted that the Fund’s risk-adjusted returns are more favorable than those of most of its competitors. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Global Bond Fund, Inc. effective November 2007. Based on their review, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at the same rate as the Fund’s starting fee rate, but had breakpoints at lower asset

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

levels than those in the fee schedule applicable to the Fund. As a result, the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 48.7 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

current effective advisory fee rate had been reduced by the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Global Bond Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2012.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30,2012 Net Assets ($MM)
Global Bond Fund, Inc.	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$3,381.5

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $82,989 (0.001% of the Fund’s average daily net assets) for providing such services.

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

6	Semi-annual total expense ratios are unaudited.

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

	Total Expense Ratio[7]
Fund		Net[8]	Gross	Fiscal Year
Global Bond Fund, Inc.[9]	Advisor	0.60%	0.62%	Sept. 30
	Class A	0.90%	0.92%	(ratios as of Mar. 31, 2012).
	Class B	1.61%	1.66%
	Class C	1.61%	1.63%
	Class R	1.15%	1.27%
	Class K	0.79%	0.94%
	Class I	0.58%	0.60%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated

7	Annualized.

8	Expense ratios net of waivers and reimbursements.

9	The Fund’s expense ratios shown exclude interest expenses of 0.02% for all share classes.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2012 net assets.11

Fund	Net Assets 9/30/12 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$3,381.5	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25m	0.252%	0.487%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
Global Bond Fund, Inc.	Global Bond Class A	1.10%
	Class I (Institutional)	0.55%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Fund are as follows:

Fund	ITM Mutual Fund	Fee
Global Bond Fund, Inc.	Global Income Fund	0.75%

	Global Bond Fund Global Bond Fund 1	0.54%

	Global Bond Fund 2, 3	0.45%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Fund. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2012 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc.	Client # 1	0.15% of average daily net assets	0.150%	0.487%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
Global Bond Fund, Inc.	0.487	0.546	1/10

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund, Inc.	0.899	0.981	3/10	1.113	3/23

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Most recently completed fiscal year Class A share total expense ratio.

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2011, relative to 2010.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $92,009, $12,318,460 and $196,739 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	85

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,122,358 in net fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

86	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings21 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2012.23

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.24	3.03	3.05	3/10	10/33
3 year	8.40	6.16	6.22	3/8	9/24
5 year	6.80	6.14	6.03	2/7	6/19
10 year	8.80	7.12	6.68	1/6	2/17

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Fund are for the Fund’ Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	87

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmarks.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 26

	Periods Ending July 31, 2012
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Global Bond Fund, Inc.	5.24	8.40	6.80	8.81	8.43	6.83	0.99	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	6.94	5.46	5.75	5.05	N/A	2.78	1.11	10
Barclays Capital Global Treasury Index (USD hedged)	7.05	4.53	5.28	4.75	6.40	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2012.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

88	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	89

AllianceBernstein Family of Funds

NOTES

90	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	91

NOTES

92	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0152-0313

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 22, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 22, 2013